Financial Information for DCIP (Detail) (Digital Cinema Implementation Partners, USD $) In Thousands, unless otherwise specified	12 Months Ended
	Dec. 31, 2012	Dec. 31, 2011	Dec. 31, 2010
Digital Cinema Implementation Partners
Schedule of Equity Method Investments [Line Items]
Revenues	$ 166,017	$ 113,424	$ 32,396
Operating income	102,663	70,508	12,817
Net income (loss)	36,752	(2,510)	(24,461)
Total assets		1,087,782	532,133
Total liabilities		$ 997,735	$ 468,191